----------------------------------------------------------------------------------------------------------------------------
Statement of Investments                                                            January 31, 2001 (Unaudited)

Market Value
                                                                                              Shares             See Note 1
----------------------------------------------------------------------------------------------------------------------------
Common Stocks - 99.6%
----------------------------------------------------------------------------------------------------------------------------
Capital Goods - 14.5%
----------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense - 0.8%
----------------------------------------------------------------------------------------------------------------------------
Boeing Co.                                                                                     3,600             $  210,600
----------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 9.4%
----------------------------------------------------------------------------------------------------------------------------
AVX Corp.                                                                                     23,100                504,966
----------------------------------------------------------------------------------------------------------------------------
General Electric Co.                                                                          44,200              2,033,200
                                                                                                           -----------------
                                                                                                                  2,538,166
----------------------------------------------------------------------------------------------------------------------------
Industrial Services - 0.4%
----------------------------------------------------------------------------------------------------------------------------
Miller (Herman), Inc.                                                                          3,300                 94,462
----------------------------------------------------------------------------------------------------------------------------
Manufacturing - 3.9%
----------------------------------------------------------------------------------------------------------------------------
Corning, Inc.                                                                                  8,300                470,693
----------------------------------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                                                    400                 18,900
----------------------------------------------------------------------------------------------------------------------------
Sanmina Corp.                                                       (1)                       11,400                554,325
                                                                                                           -----------------
                                                                                                                  1,043,918
----------------------------------------------------------------------------------------------------------------------------
Communication Services - 0.0%
----------------------------------------------------------------------------------------------------------------------------
Telecommunications-Long Distance - 0.0%
----------------------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.                            (1)                          200                  8,424
----------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals - 8.3%
----------------------------------------------------------------------------------------------------------------------------
Consumer Services - 0.6%
----------------------------------------------------------------------------------------------------------------------------
Catalina Marketing Corp.                                            (1)                        4,500                146,835
----------------------------------------------------------------------------------------------------------------------------
Omnicom Group, Inc.                                                                              200                 18,260
                                                                                                           -----------------
                                                                                                                    165,095
----------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment - 3.3%
----------------------------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                                         11,300                512,907
----------------------------------------------------------------------------------------------------------------------------
MGM Mirage, Inc.                                                                              12,900                376,035
                                                                                                           -----------------
                                                                                                                    888,942
----------------------------------------------------------------------------------------------------------------------------
Retail:  General - 3.7%
----------------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                                         17,300                982,640
----------------------------------------------------------------------------------------------------------------------------
Retail:  Specialty - 0.7%
----------------------------------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                                               4,100                197,620
----------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 7.5%
----------------------------------------------------------------------------------------------------------------------------
Beverages - 2.6%
----------------------------------------------------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                                                      7,400                320,864
----------------------------------------------------------------------------------------------------------------------------
Coca-Cola Co. (The)                                                                            6,500                377,000
                                                                                                           -----------------
                                                                                                                    697,864
----------------------------------------------------------------------------------------------------------------------------
Entertainment - 1.6%
----------------------------------------------------------------------------------------------------------------------------
Viacom, Inc., Cl. B                                                 (1)                        7,700                425,040

8  Oppenheimer Large Cap Growth Fund

Market Value
                                                                                              Shares             See Note 1
----------------------------------------------------------------------------------------------------------------------------
Food & Drug Retailers - 2.7%
----------------------------------------------------------------------------------------------------------------------------
Kroger Co.                                                          (1)                       15,000             $  368,250
----------------------------------------------------------------------------------------------------------------------------
Walgreen Co.                                                                                   8,900                364,366
                                                                                                           -----------------
                                                                                                                    732,616
----------------------------------------------------------------------------------------------------------------------------
Household Goods - 0.6%
----------------------------------------------------------------------------------------------------------------------------
Estee Lauder Cos., Inc. (The), Cl. A                                                           4,000                152,400
----------------------------------------------------------------------------------------------------------------------------
Energy - 0.4%
----------------------------------------------------------------------------------------------------------------------------
Energy Services - 0.0%
----------------------------------------------------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                                                         200                 11,380
----------------------------------------------------------------------------------------------------------------------------
Oil:  Domestic - 0.4%
----------------------------------------------------------------------------------------------------------------------------
Apache Corp.                                                                                   1,900                109,440
----------------------------------------------------------------------------------------------------------------------------
Financial - 3.0%
----------------------------------------------------------------------------------------------------------------------------
Diversified Financial - 1.9%
----------------------------------------------------------------------------------------------------------------------------
American Express Co.                                                                           2,200                103,620
----------------------------------------------------------------------------------------------------------------------------
Equifax, Inc.                                                                                  2,800                 83,020
----------------------------------------------------------------------------------------------------------------------------
Schwab (Charles) Corp.                                                                         5,400                142,614
----------------------------------------------------------------------------------------------------------------------------
SEI Investments Co.                                                                            2,200                181,775
                                                                                                           -----------------
                                                                                                                    511,029
----------------------------------------------------------------------------------------------------------------------------
Insurance - 1.1%
----------------------------------------------------------------------------------------------------------------------------
AFLAC, Inc.                                                                                    5,100                300,798
----------------------------------------------------------------------------------------------------------------------------
Healthcare - 20.6%
----------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs - 16.8%
----------------------------------------------------------------------------------------------------------------------------
American Home Products Corp.                                                                   4,100                242,310
----------------------------------------------------------------------------------------------------------------------------
Andrx Group                                                         (1)                        4,600                303,025
----------------------------------------------------------------------------------------------------------------------------
Immunex Corp.                                                       (1)                       11,400                349,125
----------------------------------------------------------------------------------------------------------------------------
Lilly (Eli) & Co.                                                                              8,500                669,800
----------------------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                                              7,500                616,350
----------------------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                                  37,800              1,706,670
----------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp.                                                                          4,800                241,920
----------------------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                                                       7,100                400,511
                                                                                                           -----------------
                                                                                                                  4,529,711
----------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services - 3.8%
----------------------------------------------------------------------------------------------------------------------------
Beckman Coulter, Inc.                                                                          2,600                 97,656
----------------------------------------------------------------------------------------------------------------------------
Cardinal Health, Inc.                                                                          5,000                476,500
----------------------------------------------------------------------------------------------------------------------------
Cytyc Corp.                                                         (1)                        6,700                442,200
                                                                                                           -----------------
                                                                                                                  1,016,356
----------------------------------------------------------------------------------------------------------------------------
Technology - 43.6%
----------------------------------------------------------------------------------------------------------------------------
Computer Hardware - 10.7%
----------------------------------------------------------------------------------------------------------------------------
Agilent Technologies, Inc.                                          (1)                        9,300                507,315
----------------------------------------------------------------------------------------------------------------------------
EMC Corp.                                                           (1)                        3,800                288,762

9  Oppenheimer Large Cap Growth Fund

----------------------------------------------------------------------------------------------------------------------------
Statement of Investments  Unaudited/Continued

Market Value
                                                                                              Shares             See Note 1
----------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                         10,800             $1,209,600
----------------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc.                                              (1)                       28,500                871,031
                                                                                                           -----------------
                                                                                                                  2,876,708
----------------------------------------------------------------------------------------------------------------------------
Computer Services - 3.7%
----------------------------------------------------------------------------------------------------------------------------
Automatic Data Processing, Inc.                                                                8,800                526,768
----------------------------------------------------------------------------------------------------------------------------
DST Systems, Inc.                                                   (1)                        3,800                226,100
----------------------------------------------------------------------------------------------------------------------------
Emulex Corp.                                                        (1)                        2,500                232,500
                                                                                                           -----------------
                                                                                                                    985,368
----------------------------------------------------------------------------------------------------------------------------
Computer Software - 11.1%
----------------------------------------------------------------------------------------------------------------------------
AOL Time Warner, Inc.                                               (1)                       11,800                620,208
----------------------------------------------------------------------------------------------------------------------------
BEA Systems, Inc.                                                   (1)                        1,700                112,094
----------------------------------------------------------------------------------------------------------------------------
Electronic Data Systems Corp.                                                                  8,200                456,330
----------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                     (1)                       17,900              1,093,019
----------------------------------------------------------------------------------------------------------------------------
Oracle Corp.                                                        (1)                        5,800                168,925
----------------------------------------------------------------------------------------------------------------------------
Siebel Systems, Inc.                                                (1)                        8,200                543,762
                                                                                                           -----------------
                                                                                                                  2,994,338
----------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 6.1%
----------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                                           44,100              1,650,994
----------------------------------------------------------------------------------------------------------------------------
Electronics - 12.0%
----------------------------------------------------------------------------------------------------------------------------
Analog Devices, Inc.                                                (1)                       11,100                694,860
----------------------------------------------------------------------------------------------------------------------------
Harris Corp.                                                                                   1,700                 51,340
----------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                                   22,600                836,200
----------------------------------------------------------------------------------------------------------------------------
International Rectifier Corp.                                       (1)                        6,700                361,532
----------------------------------------------------------------------------------------------------------------------------
JDS Uniphase Corp.                                                  (1)                       13,000                712,562
----------------------------------------------------------------------------------------------------------------------------
Molex, Inc.                                                                                    1,000                 43,438
----------------------------------------------------------------------------------------------------------------------------
PMC-Sierra, Inc.                                                    (1)                        5,600                423,150
----------------------------------------------------------------------------------------------------------------------------
Rambus, Inc.                                                        (1)                        2,100                103,688
                                                                                                           -----------------
                                                                                                                  3,226,770
----------------------------------------------------------------------------------------------------------------------------
Utilities - 1.7%
----------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 0.7%
----------------------------------------------------------------------------------------------------------------------------
Calpine Corp.                                                       (1)                        4,600                183,586
----------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 1.0%
----------------------------------------------------------------------------------------------------------------------------
Dynegy, Inc.                                                                                   5,300                258,110
                                                                                                           -----------------
Total Common Stocks (Cost $27,268,718)                                                                           26,792,375

10 Oppenheimer Large Cap Growth Fund

                                                                                            Principal
                                                                                            Amount

----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements - 0.6%
----------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets,
Inc., 5.65%, dated 1/31/01, to be repurchased at
$167,026 on 2/1/01, collateralized by U.S. Treasury
Bonds, 6.625%--7.25%, 5/15/16--2/15/27, with a value
of $11,196 and U.S. Treasury Nts., 4.25%--7.875%,
5/31/01--5/15/09, with a value of $159,257 (Cost $167,000)                                  $167,000            $   167,000

----------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $27,435,718)                                                100.2%             26,959,375
----------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                          (0.2)               (56,140)
                                                                                    -----------------    -------------------
Net Assets                                                                                    100.0%            $26,903,235
                                                                                    =================    ===================

1.  Non-income-producing security.

See accompanying Notes to Financial Statements.

11 Oppenheimer Large Cap Growth Fund

Statement of Assets and Liabilities                                                 January 31, 2001 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $27,435,718) - see accompanying statement                                                   $26,959,375
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                            382
------------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                                           30,023
Interest and dividends                                                                                                        1,426
Other                                                                                                                        94,239
                                                                                                              ----------------------
Total assets                                                                                                             27,085,445

------------------------------------------------------------------------------------------------------------------------------------
Liabilities Payables and other liabilities:
Transfer and shareholder servicing agent fees                                                                                90,104
Trustees' compensation                                                                                                       29,849
Shareholder reports                                                                                                          28,766
Legal, auditing and other professional fees                                                                                  13,179
Shares of beneficial interest redeemed                                                                                        9,201
Distribution and service plan fees                                                                                            5,063
Other                                                                                                                         6,048
                                                                                                              ----------------------
Total liabilities                                                                                                           182,210

------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                              $26,903,235
                                                                                                              ======================

------------------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                                                                         $32,774,019
------------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                                            (222,149)
------------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                                 (5,172,292)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                                                 (476,343)
                                                                                                              ----------------------
Net assets                                                                                                              $26,903,235
                                                                                                              ======================

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$14,211,441 and 1,361,216 shares of beneficial interest outstanding)                                                         $10.44
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                                  $11.08

------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,537,648
and 1,026,377 shares of beneficial interest outstanding)                                                                     $10.27

------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,153,091
and 209,613 shares of beneficial interest outstanding)                                                                       $10.27

------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $1,055 and 100 shares of beneficial interest outstanding)                                                      $10.55

See accompanying Notes to Financial Statements.

12  Oppenheimer Large Cap Growth Fund

Statement of Operations                                                        For the Six Months Ended January 31, 2001 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                                                                                   $53,040
------------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                                     21,521
                                                                                                              ----------------------
Total income                                                                                                                 74,561

------------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                                             110,925
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                                      15,196
Class B                                                                                                                      55,211
Class C                                                                                                                      11,349
------------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                                      17,760
Class B                                                                                                                      12,082
Class C                                                                                                                       2,453
------------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                          23,993
------------------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                                   8,926
------------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                                     305
------------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                         6,748
                                                                                                              ----------------------
Total expenses                                                                                                              264,948
Less expenses paid indirectly                                                                                                  (305)
                                                                                                              ----------------------
Net expenses                                                                                                                264,643

------------------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                                                                        (190,082)

------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Loss
Net realized loss on investments                                                                                         (5,126,917)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                                                                     (2,147,903)
                                                                                                              ----------------------
Net realized and unrealized loss                                                                                         (7,274,820)

------------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                                                    ($7,464,902)
                                                                                                              ======================

See accompanying Notes to Financial Statements.

13 Oppenheimer Large Cap Growth Fund

Statements of Changes in Net Assets

                                                                                               Six Months Ended
                                                                                               January 31, 2001        Year Ended
                                                                                               (Unaudited)             July 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment loss                                                                              ($190,082)               ($282,871)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                        (5,126,917)               2,721,948
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                            (2,147,903)               1,144,045
                                                                                    -----------------------   ----------------------
Net increase (decrease) in net assets resulting from operations                                 (7,464,902)               3,583,122

------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A                                                                                         (1,113,608)                (126,072)
Class B                                                                                           (764,910)                 (70,994)
Class C                                                                                           (157,763)                 (20,287)
Class Y                                                                                                (87)                     (18)

------------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions:
Class A                                                                                          2,944,529                8,398,029
Class B                                                                                          2,579,627                8,645,757
Class C                                                                                            669,348                1,539,267
Class Y                                                                                                 --                       --

------------------------------------------------------------------------------------------------------------------------------------
Net Assets
Total increase (decrease)                                                                       (3,307,766)              21,948,804
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                             30,211,001                8,262,197
                                                                                    -----------------------   ----------------------
End of period (including accumulated net investment
loss of $222,149 and $32,067, respectively)                                                    $26,903,235              $30,211,001
                                                                                    =======================   ======================

See accompanying Notes to Financial Statements.

14  Oppenheimer Large Cap Growth Fund

Financial Highlights

                                                          Class A
                                                          ---------------------------------------------------
                                                          Six Months Ended
                                                          January 31, 2001       Year Ended July 31,
                                                          (Unaudited)            2000                 1999(1)

-------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $14.55                 $11.93              $10.00
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                          (.06)                  (.11)              (1.05)
Net realized and unrealized gain (loss)                     (3.18)                  2.91                2.98
-------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations              (3.24)                  2.80                1.93
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                         (.87)                  (.18)                --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.44                 $14.55              $11.93
                                              ====================     ==================    ================

-------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(2)                        (22.24)%               23.63%              19.30%
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $14,211                $16,470              $6,059
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $16,159                $11,973              $4,028
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                                         (0.92)%                (1.03)%             (1.05)%
Expenses                                                     1.42%                  1.91%               1.81%
Expenses, net of indirect expenses
and/or reimbursement of expenses                               --                   1.89%               1.65%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      108%                   258%                157%

1.  For the period from December 17, 1998 (inception of offering) to
July 31, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or inception of offering) with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.
15  Oppenheimer Large Cap Growth Fund

Financial Highlights (Continued)

                                                          Class B
                                                          ---------------------------------------------------
                                                          Six Months Ended
                                                          January 31, 2001     Year Ended July 31,
                                                          (Unaudited)          2000                1999(1)

--------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $14.39               $11.89             $10.48
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                          (.09)                (.17)             (1.04)
Net realized and unrealized gain (loss)                     (3.16)                2.85               2.45
--------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations              (3.25)                2.68               1.41
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                         (.87)                (.18)                --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.27               $14.39             $11.89
                                              ====================    =================    ===============

--------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(2)                        (22.63)%             22.70%             13.45%
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $10,538              $11,499             $1,764
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $10,973               $7,257              $ 722
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                                         (1.73)%              (1.81)%            (1.93)%
Expenses                                                     2.23%                2.69%              2.92%
Expenses, net of indirect expenses and/or
reimbursement of expenses                                      --                 2.67%              2.75%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      108%                 258%               157%

1.  For the period from March 1, 1999 (inception of offering) to July 31, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or inception of offering) with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.
16  Oppenheimer Large Cap Growth Fund

                                                           Class C
                                                           ---------------------------------------------------
                                                           Six Months Ended
                                                           January 31, 2001       Year Ended July 31,
                                                           (Unaudited)            2000                1999(1)

-------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $14.39                 $11.89              $10.48
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                          (.08)                  (.19)              (1.04)
Net realized and unrealized gain (loss)                     (3.17)                  2.87                2.45
-------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations              (3.25)                  2.68                1.41
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                         (.87)                  (.18)                 --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.27                 $14.39              $11.89
                                              ====================     ==================    ================

-------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(2)                        (22.56)%               22.70%              13.45%
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $2,153                 $2,241                $438
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $2,256                 $1,566                $192
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                                         (1.73)%                (1.82)%             (1.95)%
Expenses                                                     2.23%                  2.72%               2.90%
Expenses, net of indirect expenses and/or
reimbursement of expenses                                      --                   2.70%               2.73%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       108%                   258%                157%

1.  For the period from March 1, 1999 (inception of offering) to July 31, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or inception of offering) with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. .
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.
17 Oppenheimer Large Cap Growth Fund

Financial Highlights (Continued)

                                              Class Y
                                              --------------------------------------------------------------
                                              Six Months Ended
                                              January 31, 2001        Year Ended July 31,
                                              (Unaudited)             2000                   1999(1)

------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $14.65                 $11.95             $10.00
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                          (.03)                  (.07)             (1.03)
Net realized and unrealized gain (loss)                     (3.20)                  2.95               2.98
------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations              (3.23)                  2.88               1.95
------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                         (.87)                  (.18)                --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.55                 $14.65             $11.95
                                              ====================    ===================    ===============

------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(2)                        (22.02)%               24.27%             19.50%
------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                       $1                     $1                 $1
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                              $1                     $1                 $1
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                                         (0.40)%                (0.54)%            (0.72)%
Expenses                                                     1.01%                  1.45%              1.65%
Expenses, net of indirect expenses and/or
reimbursement of expenses                                      --                   1.43%              1.50%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      108%                   258%               157%

1.  For the period from December 17, 1998 (inception of offering) to
July 31, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or inception of offering) with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.
18  Oppenheimer Large Cap Growth Fund

Notes to Financial Statements  (Unaudited)

1.  Significant Accounting Policies
Oppenheimer Large Cap Growth Fund (the Fund) is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

REPURCHASE AGREEMENTS The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

19  Oppenheimer Large Cap Growth Fund

Notes to Financial Statements  Unaudited/Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

TRUSTEES' COMPENSATION The Fund has adopted an unfunded retirement plan for the
Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2001, a provision of $989 was made for the Fund's projected benefit obligations and payments of $3,400 were made to retired trustees, resulting in an accumulated liability of $29,656 as of January 31, 2001.

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more
Oppenheimer funds selected by the trustee. The amount paid to the Board of
Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

EXPENSE OFFSET ARRANGEMENTS Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

20  Oppenheimer Large Cap Growth Fund

OTHER Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                      Six Months Ended January 31, 2001          Year Ended July 31,2000
                                                      Shares               Amount                Shares              Amount

-------------------------------------------------------------------------------------- -----------------------------------------
Class A
Sold                                                   380,153   $          4,749,550             912,843  $         12,377,105
Dividends and/or distributions reinvested               93,409                985,467               7,861               104,002
Redeemed                                              (244,134)            (2,790,488)           (296,838)           (4,083,078)
                                             ------------------  --------------------- ------------------- ---------------------
Net increase                                           229,428   $          2,944,529             623,866  $          8,398,029
                                             ==================  ===================== =================== =====================

-------------------------------------------------------------------------------------- -----------------------------------------
Class B
Sold                                                   261,859   $          3,105,864             835,185  $         11,197,215
Dividends and/or distributions reinvested               65,880                683,837               4,775                62,802
Redeemed                                              (100,621)            (1,210,074)           (189,125)           (2,614,260)
                                             ------------------  --------------------- ------------------- ---------------------
Net increase                                           227,118   $          2,579,627             650,835  $          8,645,757
                                             ==================  ===================== =================== =====================

-------------------------------------------------------------------------------------- -----------------------------------------
Class C
Sold                                                   134,096   $          1,703,682             195,498  $          2,588,850
Dividends and/or distributions reinvested               15,056                156,434               1,535                20,206
Redeemed                                               (95,218)            (1,190,768)            (78,139)           (1,069,789)
                                             ------------------  --------------------- ------------------- ---------------------
Net increase                                            53,934   $            669,348             118,894  $          1,539,267
                                             ==================  ===================== =================== =====================

-------------------------------------------------------------------------------------- -----------------------------------------
Class Y
Sold                                                       --    $                 --                  --  $                 --
Dividends and/or distributions reinvested                  --                      --                  --                    --
Redeemed                                                   --                      --                  --                    --
                                             ------------------  --------------------- ------------------- ---------------------
Net increase (decrease)                                    --    $                 --                  --  $                 --
                                             ==================  ===================== =================== =====================

21  Oppenheimer Large Cap Growth Fund

Notes to Financial Statements  Unaudited/Continued

3.       Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2001, were
$35,316,359 and $31,422,603, respectively.

4.  Fees and Other Transactions with Affiliates
MANAGEMENT FEES Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and
0.60% of average annual net assets over $800 million. The Fund's management fee for the six months ended January 31, 2001 was an annualized rate of 0.75%, before any waiver by the Manager if applicable.

TRANSFER AGENT FEES OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to
January 1, 2001, OFS performed these services on an at-cost basis. Beginning
January 2001, OFS is paid at an agreed upon per account fee.

DISTRIBUTION AND SERVICE PLAN FEES Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

-------------- ----------------- ------------------ ------------------- ----------------- ----------------
               Aggregate         Class A            Commissions on      Commissions on    Commissions on
               Front-End Sales   Front-End Sales    Class A Shares      Class B Shares    Class C Shares
Six Months     Charges on        Charges Retained   Advanced by         Advanced by       Advanced by
Ended          Class A Shares    by Distributor     Distributor(1)      Distributor(1)    Distributor(1)

-------------- ----------------- ------------------ ------------------- ----------------- ----------------
January 31,    $40,113           $17,845            $1,964              $59,686           $5,051
2001
-------------- ----------------- ------------------ ------------------- ----------------- ----------------

1.   The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

---------------- ------------------------------- ------------------------------ -------------------------------
                 Class A Contingent Deferred     Class B Contingent Deferred    Class C Contingent Deferred
Six Months       Sales Charges Retained by       Sales Charges Retained by      Sales Charges Retained by
Ended            Distributor                     Distributor                    Distributor

---------------- ------------------------------- ------------------------------ -------------------------------
January 31,      $--                             $10,804                        $--
2001
---------------- ------------------------------- ------------------------------ -------------------------------

The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment
Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

22  Oppenheimer Large Cap Growth Fund

CLASS A SERVICE PLAN FEES Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended January 31, 2001, payments under the Class A plan totaled $15,196 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $2,185 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the
Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

-------------------------------------------------------------------------------------------------------------------------
Distribution fees paid to the Distributor for the six months ended January 31,
2001, were as follows:
-------------------------------------------------------------------------------------------------------------------------
                                                                 Distributor's Aggregate      Distributor's Aggregate
                    Total Payments        Amount Retained by     Unreimbursed Expenses        Unreimbursed Expenses as
                    Under Plan            Distributor            Under Plan                   % of Net Assets of Class

------------------- --------------------- ---------------------- ---------------------------- ---------------------------
Class B Plan        $55,211               $45,793                $132,143                     1.25%
------------------- --------------------- ---------------------- ---------------------------- ---------------------------
Class C Plan         11,349                 4,804                 13,069                      0.61
------------------- --------------------- ---------------------- ---------------------------- ---------------------------

23  Oppenheimer Large Cap Growth Fund

Notes to Financial Statements  Unaudited/Continued
5.  Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08%
per annum.

The Fund had no borrowings outstanding during the six months ended or at January
31, 2001.

24  Oppenheimer Large Cap Growth Fund